Exhibit 10.3

FIRST AMENDMENT TO

INCENTIVE STOCK OPTION AGREEMENT

This FIRST AMENDMENT TO INCENTIVE STOCK OPTION AGREEMENT (this “Amendment”) is made as of July 25, 2011, by and between Digital Realty Trust, Inc., a Maryland corporation (the “Company”), and Richard A. Magnuson (the “Optionee”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Plan and the Option Agreement (each as defined below).

WHEREAS, pursuant to the First Amended and Restated Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan, as amended (the “Plan”), and that certain Incentive Stock Option Agreement (the “Option Agreement”), dated as of October 28, 2004, between the Company and the Optionee, the Company granted the Optionee an option to purchase 125,263 shares of its Common Stock; and

WHEREAS, the Company and the Optionee desire to amend the Option Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby amend the Option Agreement as follows:

1. Section 3(e)(ii) of the Option Agreement is hereby amended and restated in its entirety as follows:

“The expiration of three months following the date of the Optionee’s termination of service as both an employee and a member of the Board of the Company for any reason other than death or Disability; or”

2. Section 3(e)(iii) of the Option Agreement is hereby amended and restated in its entirety as follows:

“The expiration of one year following the date of the Optionee’s termination of service as both an employee and a member of the Board of the Company by reason of his death or Disability.”

3. This Amendment shall be and is hereby incorporated in and forms a part of the Option Agreement.

4. Except as set forth herein, the Option Agreement shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

DIGITAL REALTY TRUST, INC.

By:	/s/ Joshua A. Mills
Name:	Joshua A. Mills
Title:	Senior Vice President, General Counsel & Assistant Secretary

OPTIONEE

By:	/s/ Richard A. Magnuson
Richard A. Magnuson

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